Accounts Receivable, Net	12 Months Ended
Dec. 31, 2025
Accounts Receivable, Net [Abstract]
Accounts receivable, net
3.	Accounts receivable, net

	At December 31,
	2025	2024

Accounts receivable from third parties	$9,249,046	$1,563,289
Allowance for expected credit losses	-	-

	$9,249,046	$1,563,289

As of December 31, 2025 and 2024, the Company did not record an allowance for doubtful accounts. The accounts receivable balance primarily consists of amounts due from third-party customers.

The Company reviewed the aging and the past repayment history of the accounts receivable. The Company also review the industrys. No allowance was made as they were not over-due and their payment history was satisfactory. Based on this assessment, management determined that no allowance was necessary as of the reporting dates.

The Company applies the current expected credit loss (CECL) model in accordance with ASC 326.